SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    Date of Report (Date of Event Reported):
                                November 30, 2001

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                                 TELIGENT, INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)



                   000-23387                     54-1866562
            ----------------------   -------------------------------
           (Commission File Number) (IRS Employer Identification No.)



                               460 Herndon Parkway
                                    Suite 100
                             Herndon, Virginia 20170
                    (Address of principal executive offices)
                                   (Zip Code)


        Registrant's telephone number, including area code (703) 326-4400

Item 5.  Other Events

On November 30, 2001, Executive Conference, Inc. ("ECI"), a wholly owned subsidiary of the Registrant, entered into an Asset Purchase Agreement with Summit Acquisition LLC. ("Buyer"). A copy of the Agreement is attached hereto as Exhibit 2.1. Under the terms of the Agreement, Buyer has agreed to purchase substantially all of ECI's assets for a purchase price of $60 million in cash, as more fully described in the Agreement. ECI is a provider of teleconferencing services.

The foregoing information does not purport to be complete and is qualified in its entirety by reference to the Exhibits to this Report which are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits


2.1 Asset Purchase Agreement, dated as of November 30, 2001, by and between Executive Conference, Inc. and Summit Acquisition
         LLC.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TELIGENT, INC.


Dated:   December 10, 2001                  By: /s/ Stuart H. Kupinsky
                                                ----------------------
                                            Name:  Stuart H. Kupinsky
                                            Title: Senior Vice President,
                                                   General Counsel and
                                                   Secretary

                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
2.1                     Asset Purchase Agreement, dated as of November 30, 2001,
                        by and between Executive Conference, Inc. and Summit
                        Acquisition LLC.
